 Portfolio Manager  October 2024  Presentation to the Annual Meeting of Stockholders  Portfolio and Performance ReviewThe Swiss Helvetia Fund, Inc.  Stefan Frischknecht, CFA  Marketing material for professional clients and qualified investors only.

 Contents  2  01  Performance  02  Positioning  03  Outlook  04  Case for Swiss equities  05  Disclaimer

 Performance

Performance Q3 2024 and YTD September 2024

Net asset value (NAV) and price performance in USD

Net asset value

Performance in USD %	YTD 2024 (Jan-Sep)		2023	1 year	3 years p.a.	5 years p.a.
NAV The Swiss Helvetia Fund, Inc. (SWZ)	+10.09%	+9.09%	+16.92%	+20.61%	+5.42%	+8.36%
Swiss Performance Index, SPI	+10.77%	+8.55%	+16.54%	+22.41%	+6.09%	+9.41
Difference NAV	**-0.68%**	**+0.54%**	**+0.38%**	**-1.80%**	**-0.67%**	**-1.05%**

Share price

Performance in USD %	YTD 2024 (Jan-Sep)		2023	1 year	3 years p.a.	5 years p.a.
Share price SWZ	+14.35%	+12.51%	+15.48%	+24.72%	+6.22%	+9.37%
Swiss Performance Index, SPI	+10.77%	+8.55%	+16.54%	+22.41%	+6.09%	+9.41
Difference	**+3.58%**	**+3.96%**	**-1.06%**	**+2.31%**	**+0.13%**	**-0.04**

Source: Bloomberg, U.S. Bank Global Fund Services, Data as of 30 September 2024.
Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The value of an investment can go down as well as up and is not guaranteed. The return may increase or decrease as a result of currency fluctuations.

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 Performance comment  5  12 month period ended Sep 30, 2024  Driving factors for relative performance of NAV  Source: Bloomberg, U.S. Bank Global Fund Services, Data as of 30 September 2024.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Recent 3 year and 5 year period:  Equity markets have been strong over the past 12 months  The strength of the Swiss franc also boosted performance, helping Swiss equity investments   Stock picking was a significant positive factor (+1.1%), with main contributions coming from financials, industrials and technology. However, negative sector allocation was a drag (-1.1%).   Applying moderate leverage in Q4 2023 was beneficial. No leverage was applied in 2024.  For the first time in a few years, illiquid private equity investments (a legacy from the former investment advisor) had a meaningful positive impact  As investment advisor, Schroders’ investment philosophy in Swiss equities builds on three style biases: Quality, Valuation and smaller capitalization.  Small & medium sized companies, which have been an overweight compared to the benchmark, underperformed since 2018 as shown in the chart on the right hand side. This had a negative impact leading to a moderate underperformance.  We clearly stick to our investment approach of focusing on high quality, valuation and smaller capitalization.   We believe we are more likely to find mispriced stocks in small and medium sized stocks that have less observers than within closely followed large caps. Furthermore, we think a small or medium sized company, often acting in a niche, has more room to outgrow the market, which also helps it to outperform the benchmark index.

Performance breakdown – 1 year

Driving factors behind relative performance

- NAV total return -1.80% behind benchmark SPI. Gross performance from listed equities is neutral with positive impact from stock picking and negative sector allocation.

	Impact on relative performance	Comment
Listed equities	+0.0%	Strong stock picking in financials and industrial, but not in materials; more or less outweighed by negative allocation effects from underweights in industrials and materials
Private equity	+0.2%	Positive contribution from Aravis, and Spineart
Cash	-0.2%	Minimal impact due to low cash position
Leverage	+0.3%	Positive impact from leverage in Q4 2023, no leverage in 2024
Expenses	-1.6%	Total estimated expenses
Other	-0.5%	Currency, timing and other (rounding)
NAV return difference	-1.8%	

Source: Schroders, BlackRock Solutions Aladdin Explore, U.S. Bank Global Fund Services, Data as of 30 September 2024.
Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. The value of an investment can go down as well as up and is not guaranteed. The return may increase or decrease as a result of currency fluctuations.

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Schroders

Top 10 contributors and detractors – stock

The Swiss Helvetia Fund, Inc.

12 Months to 30 September 2024

Contributors	Portfolio average weight	Active average weight	Absolute portfolio total return	Relative[1] return	Total effect
R&S Group Holding	0.9	+0.9	99.1	59.9	+0.8
Swissquote Gp Hldg	1.3	+1.1	84.6	71.5	+0.6
Accelleron Industr	0.8	+0.6	88.4	75.3	+0.4
Sandoz Group Ag	1.9	+1.1	46.9	33.9	+0.3
VZ	1.0	+0.9	44.7	31.7	+0.2
Comet Holdings	0.6	+0.5	63.7	50.7	+0.2
Galderma Group Ag	0.8	+0.7	22.8	9.8	+0.2
Logitech International	1.3	+0.5	21.3	8.3	+0.2
Sfs Group Ag	1.2	+1.1	34.7	21.7	+0.2
Partners Group	2.8	+1.1	26.6	13.6	+0.2

Detractors	Portfolio average weight	Active average weight	Absolute portfolio total return	Relative[1] return	Total effect
ABB	1.6	-2.8	52.5	39.4	-0.9
Holcim Ltd	0.0	-2.6	0.0	32.5	-0.7
Ams-Osram Ag	0.8	+0.7	-40.8	-62.1	-0.5
Swiss Re	0.0	-2.0	0.0	18.6	-0.3
Sig Group Ag	1.6	+1.2	-14.6	-27.6	-0.3
Swatch	1.4	+0.9	-16.4	-32.4	-0.3
Tecan Group	1.7	+1.4	-9.1	-22.1	-0.2
BKW	1.7	+1.5	-2.7	-15.7	-0.2
Schindler	0.0	-0.9	0.0	25.6	-0.2
Aryzta	2.0	+1.9	3.4	-9.6	-0.1

Past performance is no guarantee of future results and and current performance may be higher or lower than the performance shown. The value of an investment can go down as well as up and is not guaranteed. The return may increase or decrease as a result of currency fluctuations.

Source: Schroders, FactSet. [1]vs. Switzerland: SPI

The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet.

The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be viewed as a recommendation to buy or sell.

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 Positioning  Confidential - For SWZ Board Distribution Only

 Stock  Sector   Portfolio weight (%)  Benchmark1 weight (%)  Active weight (%)  1   Nestle  Consumer Staples   12.6  13.9  -1.2  2   Novartis  Health Care   12.3  12.4  0.0  3   Roche  Health Care   10.3  12.4  -2.1  4   Comp.Fin.Richemont  Consumer Discretionary   5.3  4.5  +0.8  5   Zurich Insurance  Financials   4.2  4.6  -0.5  6   Ubs Group Ag  Financials   2.7  5.2  -2.5  7   Partners Group  Financials   2.7  1.8  +0.9  8   ABB  Industrials   2.6  4.9  -2.3  9   Sika  Materials   2.1  2.8  -0.7  10   Sandoz Group Ag  Health Care   2.1  0.9  +1.1  Total  56.9  63.4  Top 10 holdings by absolute weight  9  The Swiss Helvetia Fund, Inc.   As at 30 September 2024   Source: Schroders, FactSet. 1Switzerland: SPI. The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet. The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be considered a recommendation to buy or sell

 Stock positions – Top 10 and Bottom 10  10  As at 30 September 2024  The Swiss Helvetia Fund, Inc.  Source: Schroders, FactSet. 1Switzerland: SPI.  The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet. The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be considered a recommendation to buy or sell.  Portfolio (%)  Benchmark1 (%)  Underweight  Overweight  3M change   Aryzta  1.7  0.1  -0.2  R&S Group Holding  1.5  0.0  0.3  Galderma Group Ag  1.7  0.4  -0.1  Sig Group Ag  1.7  0.4  0.2  Sfs Group Ag  1.4  0.2  0.1  Tecan Group  1.4  0.2  -0.1  BKW  1.4  0.2  -0.3  Sandoz Group Ag  2.1  0.9  -0.3  Swissquote Gp Hldg  1.3  0.2  -0.2  Partners Group  2.7  1.8  0.1  Sgs Sa  --  0.9  -0.1  Schindler  --  0.9  -0.1  Geberit Ag  --  1.1  0.0  Nestle  12.6  13.9  -0.8  Lindt & Spruengli  --  1.4  0.0  Roche  10.3  12.4  -0.3  Swiss Re  --  2.1  -0.1  ABB  2.6  4.9  1.2  Ubs Group Ag  2.7  5.2  0.1  Holcim Ltd  --  2.8  -0.1

 Sector positions   11  As at 30 September 2024   The Swiss Helvetia Fund, Inc.  Source: Schroders, FactSet. 1Switzerland: SPI  The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet. The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be considered a recommendation to buy or sell.  Portfolio (%)  Benchmark1 (%)  Underweight  Overweight  3M change  Health Care   36.2   34.5   -2.2   Consumer Discretionary   6.6   5.3   0.0   Utilities   1.4   0.2   -0.3   Information Technology   2.7   1.8   0.2   Consumer Staples   15.5   15.9   -0.9   Communication Services   0.0   0.9   -0.1   Real Estate   0.0   1.3   -0.1   Financials   16.7   18.4   -0.9   Industrials   10.3   12.8   0.9   Materials   5.4   8.8   0.1   [Cash]   5.2   0.0   3.2   Total   100.0   100.0

Largest purchases and sales

The Swiss Helvetia Fund, Inc.

Year to date to 30 September 2024

Purchases	Sector	Issuer	Active weight[1] 31/12/2023	Active weight[1] 30/09/2024	Active weight[1] change	Comments
Galderma Group Ag	Health Care	Galderma Group Ag	0.0	+1.3	+1.3	New position; Participation in IPO of high quality dermatology company
Straumann	Health Care	Straumann Hldg	-1.0	0.0	+1.0	After stock weakness and negative reaction to Q1 result, we upped to neutral
Novartis	Health Care	Novartis Ag	-0.6	0.0	+0.6	Not active; Solely market movements
ABB	Industrials	Abb Ltd	-2.8	-2.3	+0.5	After stock weakness, we decreased our underweight
R&S Group Holding	Industrials	R&S Group Holding	+1.0	+1.5	+0.5	New position; Leading provider of power products (transformers, switches, ...)

Sales	Sector	Issuer	Active weight[1] 31/12/2023	Active weight[1] 30/09/2024	Active weight[1] change	Comments
Nestle	Consumer Staples	Nestle Sa	+0.5	-1.2	-1.7	Decrease in order to fund the quarterly distribution and expenses
Forbo Hldgs	Industrials	Forbo Hldgs Ag	+0.8	-0.1	-0.8	Decrease in order to fund the quarterly distribution and expenses
Baloise Holding	Financials	Baloise Holding Ag	+1.1	+0.3	-0.8	Partial profit taking after the positive reaction to the lifting of voting right restrictions
Alcon Ag	Health Care	Alcon Ag	-0.1	-0.8	-0.7	Partial profit taking as well as funding of the quarterly distribution and expenses
DKSH	Industrials	Dksh Holding Ag	+1.0	+0.3	-0.7	Partial profit taking as well as funding of the quarterly distribution and expenses

Source: Schroders, FactSet. [1]vs. Switzerland: SPI

The accounting data used by FactSet is un-audited, therefore any subsequent cleaning of data will not be reflected in FactSet.

The sectors, securities, regions and countries shown above are for illustrative purposes only and are not to be viewed as a recommendation to buy or sell.

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Schroders

Portfolio positioning  13  The Swiss Helvetia Fund, Inc.   Source: BlockRock Solutions Aladdin, Sparcs, data as of 30 September 2024.  Swiss Helvetia Fund  Swiss Performance Index  Valuation  P/E FY1  19.4x  19.0x  P/E FY2  16.8x  16.7x  Price/book FY1  3.5x  3.3x  Quality  Net Debt to Equity  28.2%  44.0%  Net Debt to EBITDA  1.1x  1.7x  Portfolio characteristics  Swiss Helvetia Fund  September 30, 2024  September 30, 2024  Tracking error  1.8%  1.5%  Active share  31.2%  27.7%  Risk measures (ex private equity)

 Outlook

 Outlook  15  Source: Schroders, 30 September 2024. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.   Schroders expects global growth to come in at 2.7% for both 2024 and 2025.  In the US, the Federal Reserve has started cutting rates. From our perspective, concerns about an imminent US recession might seem exaggerated as the economy is currently remaining rather robust.   Labour market conditions have moved into better balance. Taken alongside further disinflation and improving credit availability, this should serve to sustain solid household consumption.   In Switzerland, the State Secretariat of Economic Affairs (SECO) expects the Swiss economy to grow at a below-average rate of 1.2% in 2024, followed by a normalization in 2025 of 1.6%.  In September, the Swiss National Bank took the decision to lower interest rates to 1.0%. Further cuts can be expected as domestic inflation is within the target zone and a further strengthening of the CHF is to be avoided as global economies are continuing cutting rates.  Swiss equities, which generate on average between 80-90% of their revenue abroad, benefit from the more positive growth environment.   Many Swiss companies expressed optimism regarding the demand outlook for the second half of 2024.  However, as visibility on the timing of the recovery is still limited for many companies, this could lead to short-term volatility.   We intend to stick to our long-term investment approach and focus on high-quality companies with sound balance sheets and reasonable valuation.  Soft landing as the base scenario

 Outlook & market situation  16  Earnings estimates tend to be too high at the beginning of the year  Source: Bloomberg, 30 September 2024. In USD, rebased as of 02 January 2012.  Consensus EPS development – MSCI World

 Outlook & Market Situation  17  Swiss equities offer strong earnings growth on a global comparison  Source: Schroders, Bloomberg, 30 September 2024; all earnings converted into CHF.  Swiss Small & mid caps  Swiss all caps  US all caps  Eurozone all caps

 Dividend yield versus government bond yield  18  Swiss equities offer attractive dividend yields versus government bond yields   Source: Schroders, Bloomberg, 30 September 2024.

 Volatility  19  Volatility is below historical averages  Source: Schroders, Bloomberg, 30 September 2024.  Asian crises  Tech bubble burst  3y bear market  Irrational exuberance  Surprise rate hike by Fed  Various hedge fund collapses  Financial crisis  Greek crisis  Euro crisis  6m bear market after China bubble burst  Start of trade war  Q4 2018 meltdown  9/11  Coronavirus  Russia’s invasion of Ukraine

 Trade weighted currency index  20  Swiss franc in real terms more stable than one would expect  Source: Swiss Nationalbank, December 2000 = 100, 30 September 2024.  Trade weighted currency index – real, CPI-based

 Case for Swiss Equities

 Long term outperformance of Swiss equities  22  Source: Schroders, September 30, 2024. All data in USD. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.Performance shown represents past performance. and current performance may be higher or lower than the performance shown  2.0% p.a. in USD  10.1% p.a. in USD  8.0% p.a. in USD   Long-term reasons to invest  Long-term historic outperformance due to:  Many global leaders  Balanced geographical diversification  High innovation rate  Highly skilled and productive labour force  High profit margins  Political system (stability, taxes, labour law)  Quality infrastructure  Low debt (at companies and government)  Strong CHF seen as asset, not disadvantage

 Switzerland offers an attractive business environment  23  World competitiveness ranking  Switzerland ranks in the top three of 64 economies regarding global competitiveness   Source: International Institute for Management Development (IMD), World Competitiveness Ranking 2023, rank out of 64 economies  The International Institute for Management Development has been looking into drivers of competitiveness and prosperity in 64 economies. Amongst others, the following help explain the strong position of Switzerland:   Domestic economy   Infrastructure   Governance efficiency   Productivity & business efficiency   Labor market   Tax policy  Switzerland has been ranked within the top 4 economies over the last 6 years.

 Switzerland is an innovation leader   24  Switzerland as the innovation leader  Switzerland is the most innovative country in Europe  Source: European Innovation Scoreboard 2023.   All performance scores are relative to that of the EU in 2016. Coloured columns show countries performance in 2023, using the most recent data for 32 indicators. The horizontal hyphens show performance in 2022, using the next most recent data. Grey columns show countries performance in 2016. The dashed lines show the threshold values between the performance groups, where the threshold values of 70%, 100%, and 125%, when using the latest 2023 data, have been adjusted upward by multiplying with 1.085 to reflect the performance increase of the EU between 2016 and 2023 as the graph shows performance scores relative to the EU in 2015.  Strong education- & environment-related indicators  Switzerland has the highest performance in six indicators:   New doctorate graduates  International scientific co-publications  Foreign doctorate students  Public-private co-publications  Resource productivity  Air emissions by fine particulates

 Global leadership results in high profitability  Market leadership positions for many Swiss companies transform into high margins  Source: Schroders, Bloomberg, 31 December 2022.  25

 CHF appreciation is nothing new  26  Swiss franc strength in nominal terms / more stable in real terms (due to low inflation)  Source: Schroders, Bloomberg, September 30, 2024. Views expressed are the portfolio management team’s view and not necessarily a «house view». These views are subject to change.  Swiss companies are used to an appreciating Swiss Franc.   High efficiency and strong focus on productivity gains  High innovation rate  Market leaders in their respective niches  Global production footprint provides a substantial natural hedge  Solid balance sheets  Sharp moves in exchange rate (as happened in 2011 and 2015) had short term impacts that were successfully absorbed after 1-2 years in terms of margin recovery

 Performance of The Swiss Helvetia Fund  27  Compared to ETF and European Index since introduction of the EURO  Source: Bloomberg, September 30, 2024, all data in USD.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown  Swiss ETF  6.8% p.a.  The Swiss Helvetia Fund  7.0% p.a.  MSCI Europe   (ex Switzerland)  5.5% p.a.

 Disclaimer

 Important information  29  The Swiss Helvetia Fund, Inc. (the “Fund”) is a closed-end investment company registered in the United States with the Securities and Exchange Commission. Common stock of the Fund is only available for purchase/sale on the NYSE (SWZ) at the then current market price. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  This presentation is intended to be for information purposes only and it is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale  of the Fund’s shares or any other financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information  herein is believed to be reliable but Schroder Investment Management North America Inc. does not warrant its completeness or accuracy.  The returns presented represent past performance and are not necessarily representative of future returns, which may vary, and current performance may be higher or lower than the performance shown. The value of investments can fall as well as rise as a result of market or currency movements.     All investments, domestic and foreign, involve risks, including the risk of possible loss of principal. The market value of a fund’s portfolio may decline as a result of a number of factors, including adverse  economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including  among others risks related to political or economic instability, foreign currency (such as exchange, valuation, and fluctuation) risk, market entry or exit restrictions, illiquidity, and taxation. The Swiss  securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies  located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may  create a risk of greater price volatility than in the U.S. securities markets.  The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from  sources Schroders considers to be reliable. No responsibility can be accepted for errors of facts obtained from third parties. Reliance should not be placed on the views and information in the document when taking  individual investment and/or strategic decisions.  Definitions: Active share represents the proportion of stock holdings in the Fund that is different from the properties found in the benchmark. Beta measures the sensitivity of the Fund to the movements of  its benchmark. Volatility is measured by Standard deviation, which is the risk or volatility of an investment’s return over a particular time period; the greater the number, the greater the risk or volatility.  Tracking error is the difference between the price behavior of a position or a portfolio and the price behavior of a benchmark. VaRis Value at Risk, a widely used risk measure of the risk of loss on a specific  portfolio of financial exposures.  Schroder Investment Management North America Inc. is registered as an investment adviser with the US Securities and Exchange Commission and is a wholly-owned subsidiary of Schroders plc  For more information, visit www.swzfund.com

 Schroder Investment Management (Switzerland) AG  Central 2  CH-8001 Zurich  info-sim@schroders.com  schroders.ch  Thank you